UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 6, 2007 (April 5, 2007)

American Enterprise Development Corporation
(Exact name of registrant as specified in its charter)

Texas	000-50526	76-0649310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2544 Tarpley Rd., Suite 104
Carrollton, Texas 75006
(Address of principal executive offices including zip code)

(972) 418-0225
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On April 5, 2007, American Enterprise Development Corporation (the "Company") issued a press release entitled "Havoc Forges Alliance With Black Dog", which is attached hereto as Exhibit 99.1. In addition, on April 10, 2007, the Company issued a press release entitled "Havoc Enters the Arena League", which is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 to this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated April 5, 2007.
Exhibit 99.2	Press Release dated April 10, 2007.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION
Date: April 16, 2007	By: /s/ C.K. Williams
C.K. Williams
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated April 5, 2007.
Exhibit 99.2	Press Release dated April 10, 2007.